SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): August 25, 2003
                                                  ---------------


                                  BENIHANA INC.
             (Exact Name of Registrant as specified in its Charter)



           Delaware                  0-26396              65-0538630
          ----------               ----------            ------------
   (State or other jurisdiction    (Commission           (IRS Employer
          of incorporation)        File Number)        Identification No.)



                8685 Northwest 53rd Terrace, Miami, Florida 33166
                -------------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 593-0770
                                                           ----------------

     Item 12. Results of Operations and Financial Condition
              ---------------------------------------------

     On August 25, 2003, the Registrant issued a press release announcing its first quarter operating results for the fiscal quarter ended July 20, 2003. A copy of the press release is included with this Report as Exhibit 99.1.


     Item 7. Financial Statements and Exhibits
             ---------------------------------

     (c) Exhibit 99.1. Press Release of Benihana Inc. dated August 25, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BENIHANA INC.



                                             By:  /s/ Michael R. Burris
                                                -------------------------
                                                      Michael R. Burris
                                                      Senior Vice President of
                                                      Finance and Treasurer